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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 27, 2003

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)


             0-26762                                65-0271219
    (Commission File Number)          (I.R.S. employer identification no.)


                              1301 CONCORD TERRACE
                           SUNRISE, FLORIDA 33323-2825
          (Address of principal executive offices, including zip code)

                                 (954) 384-0175
             (Telephone number, including area code, of Registrant)








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ITEM 5.           OTHER EVENTS

                  On March 27, 2003, Pediatrix Medical Group, Inc. issued a press release titled "Pediatrix Chairman and Founder Resumes CEO Duties." A copy of the press release is filed as an exhibit to this report on Form 8-K and incorporated by reference herein.

ITEM 7(C).        EXHIBITS

                  See Exhibit Index.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 27, 2003                              PEDIATRIX MEDICAL GROUP, INC.

                                                  By: /s/ KARL B. WAGNER
                                                     -------------------------
                                                     Karl B. Wagner
                                                     Chief Financial Officer






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                                  EXHIBIT INDEX



Exhibit No.   Description
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99.1          Press Release dated March 27, 2003.










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